Shelton Funds

(the “Trust”)

Supplement dated May 7, 2026 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

January 1, 2026

The Trust and Shelton Capital Management, the investment adviser to each series of the Trust, have moved offices. Accordingly, all references to 1125 17th Street, Suite 2550, Denver, CO 80202 in the Prospectus and SAI are hereby deleted in their entirety and replaced with the following:

1401 Lawrence Street, Suite 1550, Denver, CO.

All references to US Bank N.A. as custodian of the securities and other assets of the Trust are hereby deleted in their entirety and replaced with the following:

Custodian. State Street Bank and Trust Company (“the Custodian”), 1 Congress Street, Boston, MA 02114, serves as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning the Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Please retain this supplement with your Prospectus and SAI